UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2009

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

W.P. Stewart & Co. Growth Fund

Annual Report
December 31, 2009

May not be distributed unless accompanied with or preceded by a current prospectus.

W.P. Stewart & Co. Growth Fund
ANNUAL REPORT TO SHAREHOLDERS as of December 31, 2009

Investment Advisor’s Comments

Review of the Year
The Fund’s net asset value per share closed on December 31, 2009 at $144.08.  There were no distributions during the year.  This represents a total investment return of 32.65% for 2009 compared to a total return of 26.46% for the S&P 500 Index over the same period.  Complete performance information, including average annual total returns, can be found on page 3 of this report.

We are pleased with the Fund’s performance in 2009 after the drop experienced in 2008.  While the first quarter of the year saw additional price declines, investors appeared to gradually regain confidence that U.S. Equities were an attractive asset class and prices recovered steadily through the remainder of the year.  The U.S. economy began to recover as well, with GDP turning positive in the third quarter and the government reporting job growth in November for the first time in almost two years.  As a result, the best performing sectors of the market were those that had sensitivity to an improving economy with technology posting the best absolute returns.  The weakest sectors were those that were more defensive in nature.  Predictably, consumer staples and healthcare lagged the broader market.

The best performing stocks in the Fund in 2009 include MasterCard, Ralph Lauren, MSCI, Google and Target.  These companies are posting strong results and have leverage to the improving economy.  Companies that detracted from performance include Adobe, Walt Disney, Stryker, Fastenal and YUM Brands.  The majority of the underperformance came as we sold four of these five to buy more dynamic growers and did so when the market was down earlier in 2009.

Outlook
We believe U.S. high quality growth stocks remain an attractive asset class.  Our view is based on prospective earnings, valuation and alternate investment options.  The last two years have increased our confidence in the underlying earnings power of your Fund’s holdings.  During a period in which S&P 500 Index earnings collapsed by approximately 32%, the earnings power of the companies in the Fund grew both years and was up a collective 13% in arguably the most difficult economic period we have faced.  With a more benign economic environment, we believe the companies in the Fund have the potential to post improved growth in earnings.

Valuation of the Fund’s portfolio has improved from the lows reached in March of 2009 and now stands at a price-earnings (“P/E”) ratio of approximately 19 times estimated 2010 earnings.  While this is higher than the 14 times P/E ratio at the March 2009 bottom, we believe it remains attractive relative to the average P/E ratio of 23 times that the Fund’s portfolio has traded at over the last 15 years.  Given our view that interest rates are unlikely to rapidly escalate, we believe it is not unreasonable to expect some continued P/E expansion.

When we combine our expectation of renewed earnings growth and the possibility of increased valuations, we see the potential for attractive returns over the next few years from high quality growth stocks.  We believe this will easily exceed the returns from other asset classes such as bonds or cash.  Unfortunately, many investors are looking at the last ten years as their investment guide; a period in which bond returns exceeded those of stocks.  Interestingly, for those who want to look back at history, there were three times that bonds have outperformed equities over a ten year period in the past century.  The average annual return for equities for the decade after that underperformance has been 14%.

W.P. Stewart & Co. Growth Fund
ANNUAL REPORT TO SHAREHOLDERS as of December 31, 2009

While we are optimistic about the next few years, we acknowledge the risks that are lurking.  The government spending that brought this crisis to an end needs to be paid back, inflation needs to be contained and jobs must be created to sustainably expand our economy.  We will be diligently monitoring these issues and their impact on the Fund’s portfolio.

In sum, we are bullish on growth equities which is why we remain fully invested.  We thank you for your confidence in us and we looking forward to reporting on the Fund’s progress as the year develops.

James T. Tierney, Jr.
Portfolio Manager
W.P. Stewart & Co., Inc.
New York, NY
January 2010

Note: The views expressed above reflect those of the Investment Advisor only through the end of the period stated above.  The Investment Advisor’s views are subject to change at any time based on market and other conditions.  These views are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Past performance is not indicative of future results.

W.P. Stewart & Co. Growth Fund
FUND PERFORMANCE AND SUMMARY as of December 31, 2009

This graph compares a hypothetical $10,000 investment in the Fund made at its inception with a similar investment in the S&P 500 Index.  Results include the reinvestment of all dividends and capital gains.

The S&P 500 Index is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.  You cannot invest directly in an index.  The index does not reflect expenses, fees or sales charge, which would lower performance.

Average Annual Total Returns (for the periods ended December 31, 2009)
	One Year	Five Years	Ten Years	Since Inception*
W.P. Stewart & Co. Growth Fund	32.65%	0.60%	0.06%	7.33%
S&P 500 Index	26.46%	0.42%	-0.95%	7.65%

* Inception date 2/28/1994.

Gross and net expense ratios for the Fund were 2.64% and 1.49%, respectively, as of 12/31/09.  The Advisor has contractually agreed to limit the Fund's net expense ratio to 1.49% of its total net assets for a one year period through December 31, 2010.

The performance for the period February 28, 1994 through November 30, 2009, reflects the historical performance of the W.P. Stewart & Co. Growth Fund, Inc., a Maryland corporation (the “Predecessor Fund”).  Effective as of the close of business on November 30, 2009, the Predecessor Fund was reorganized into the Fund.  The Predecessor Fund and the Fund have identical investment objectives and strategies and are managed by the same investment advisor.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's Advisor has agreed to waive its fees and/or reimburse expenses to limit the net expense ratio to 1.49% of its total net assets; absent such agreement, the Fund's returns would have been lower.

W.P. Stewart & Co. Growth Fund
FUND EXPENSES - December 31, 2009 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 7/1/09 to 12/31/09.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Actual Performance	$1,000.00	$1,209.80	$8.30
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.69	$7.58

Expenses are equal to the Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by 365.  The expense ratios reflect an expense limitation.  Assumes all dividends and distributions were reinvested.

W.P. Stewart & Co. Growth Fund
FUND PROFILE
December 31, 2009 (Unaudited)

The information below gives you a snapshot of the Fund at the end of the reporting period.
The Fund is actively managed and the composition of its portfolio will change over time.

Portfolio Sectors*
% of Fund's Net Assets

*For reporting purposes, industry classifications are combined in the Portfolio Sectors chart.
For industry classifications, please see the Schedule of Investments.

Top Ten Stocks as of December 31, 2009
% of Fund's Net Assets

Mastercard, Inc.	8.4%
Becton, Dickinson & Co.	7.9%
Procter & Gamble Co.	6.4%
PepsiCo, Inc.	5.9%
Praxair, Inc.	5.7%
McAfee, Inc.	5.6%
QUALCOMM, Inc.	5.6%
Amphenol Corp.	4.9%
Target Corp.	4.9%
Visa, Inc.	4.8%

W.P Stewart & Co. Growth Fund
SCHEDULE OF INVESTMENTS
December 31, 2009

Name of Issuer and Title of Issue	Shares	Value

COMMON STOCKS - 98.7%

Aerospace/Defense Equipment - 3.7%
United Technologies Corp.	11,700	$812,097

Apparel, Accessories & Luxury - 4.8%
Polo Ralph Lauren Corp.	13,050	1,056,789

Application Software - 3.5%
ANSYS, Inc.*	17,700	769,242

Communications Equipment - 5.6%
QUALCOMM, Inc.	26,800	1,239,768

Data Processing & Outsourced Services - 13.2%
Mastercard, Inc. Class A	7,275	1,862,255
Visa, Inc. Class A	12,200	1,067,012
		2,929,267

Electronic Components - 4.9%
Amphenol Corp. Class A	23,500	1,085,230

Environmental & Facilities Services - 1.5%
Stericycle, Inc.*	6,100	336,537

General Merchandise Stores - 4.9%
Target Corp.	22,400	1,083,488

Health Care Equipment - 7.9%
Becton Dickinson and Co.	22,100	1,742,806

Household Products - 6.4%
Procter & Gamble Co.	23,200	1,406,616

Industrial Gases - 5.7%
Praxair, Inc.	15,600	1,252,836

Internet Software & Services - 4.2%
Google, Inc. Class A*	1,500	929,970

Investment Banking & Brokerage - 4.7%
Charles Schwab Corp.	55,800	1,050,156

Restaurants - 8.0%
Chipotle Mexican Grill, Inc.*	9,400	828,704
Yum! Brands, Inc.	27,100	947,687
		1,776,391

W.P Stewart & Co. Growth Fund
SCHEDULE OF INVESTMENTS
December 31, 2009

Name of Issuer and Title of Issue	Shares	Value

Soft Drinks - 5.9%
PepsiCo, Inc.	21,600	$1,313,280

Specialized Finance - 3.4%
IntercontinentalExchange, Inc.*	6,800	763,640

Specialty Stores - 4.8%
Staples, Inc.	42,900	1,054,911

Systems Software - 5.6%
McAfee, Inc.*	30,700	1,245,499

TOTAL COMMON STOCKS - (Cost $18,856,583)		21,848,523

TOTAL INVESTMENTS -98.7% (Cost $18,856,583)		21,848,523
Other Assets in Excess of Liabilibities - 1.3%		283,559

NET ASSETS - 100.0%		$22,132,082

* No dividends paid on security.

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS
Investments in securities, at value (cost $18,856,583)	$21,848,523
Receivables:
Investment securities sold	665,572
Fund shares sold	77
Dividends and interest	25,189
Prepaid expenses	8,069
Total assets	22,547,430

LIABILITIES
Cash overdraft	279,539
Payables:
Due to Advisor	101,834
Administration fees	2,594
Custody fees	2,369
Fund accounting fees	2,532
Transfer agent fees	4,496
Chief Compliance Officer fees	408
Accrued other expenses	21,576
Total liabilities	415,348

NET ASSETS	$22,132,082

COMPONENTS OF NET ASSETS
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$24,948,544
Accumulated net investment income	41,323
Accumulated net realized loss on investments	(5,849,725)
Net unrealized appreciation on investments	2,991,940
Net Assets	$22,132,082

Net asset value per share
[$22,132,082/153,611 shares outstanding]	$144.08

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009

Investment Income
Income
Dividends	$441,530
Interest	166
Total income	441,696

Expenses
Advisory fee	268,675
Legal fees	123,498
Administration and fund accounting fees	70,210
Trustees fees and expenses	56,686
Custody fees	48,310
Transfer agent fees	34,145
Registration fees	29,859
Insurance fees	27,287
Audit fees	24,088
Shareholder reporting fees	15,453
Miscellaneous	9,423
Chief compliance officer fees	655

Total expenses	708,289
Expenses reimbursed by the Advisor	(307,916)
Net expenses	400,373
Net investment income	41,323

Realized and Unrealized Gain (Loss) From Investments
Net realized loss on investments	(4,080,558)
Net change in unrealized appreciation on investments	11,449,803
Net realized and unrealized gain on investments	7,369,245

Net Increase in Net Assets from Operations	$7,410,568

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$41,323	$(208,677)
Net realized loss on investments	(4,080,558)	(1,738,662)
Net change in unrealized appreciation (depreciation) on investments	11,449,803	(12,890,163)
Net increase (decrease) in net assets resulting from operations	7,410,568	(14,837,502)

Distributions to Shareholders
From net realized gain on investments	-	(1,980,483)

Capital Transactions
Net decrease in net assets derived from net change in outstanding shares (a)	(14,002,037)	(12,931,971)

Total decrease in net assets	(6,591,469)	(29,749,956)

Net Assets
Beginning of year	28,723,551	58,473,507
End of year	$22,132,082	$28,723,551

Accumulated net investment income	$41,323	$-

(a)         A summary of share transactions is as follows:

	Year Ended			Year Ended
	December 31, 2009			December 31, 2008
	Shares	Paid-in Capital		Shares	Paid-in Capital
Shares sold	15,311	$2,048,872		5,646	$807,793
Shares reinvested	-	-		13,357	1,956,341
Shares redeemed	(126,146)	(16,050,909	)*	(108,284)	(15,696,105)
Net decrease	(110,835)	$(14,002,037)		(89,281)	$(12,931,971)

* Net of $60 of redemption fees retained by the Fund.

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each year.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006	December 31, 2005
Net asset value, beginning of year	$108.62	$165.31	$190.35	$192.59	$196.70
Income from Investment Operations:
Net investment income (loss)	0.27	(0.79)	(0.80)	(1.24)	(1.65)
Net realized and unrealized
gain (loss) on investments	35.19	(48.69)	1.25	13.94	12.72
Total from investment operations	35.46	(49.48)	0.45	12.70	11.07

Less Distributions:
From realized capital gains	-	(7.21)	(25.49)	(14.94)	(15.18)
Total distributions	-	(7.21)	(25.49)	(14.94)	(15.18)

Remption Fee:	- (a)	-	- (a)	-	-

Net asset value, end of year	$144.08	$108.62	$165.31	$190.35	$192.59

Total return	32.65%	-31.06%	-0.03%	6.85%	5.49%

Ratios and Supplemental Data
Net assets, end of year (in thousands)	$22,132	$28,724	$58,474	$95,015	$100,272

Ratio of expenses to average net assets
Before fees reimbursed by the Advisor	2.64%	2.19%	2.37%	2.43%	2.24%
After fees reimbursed by the Advisor	1.49%	2.19%	1.97%	1.89%	1.88%
Ratio of net investment income (loss) to average net assets	0.15%	-0.48%	-0.35%	-0.64%	-0.94%

Portfolio turnover rate	41%	46%	34%	44%	49%

(a)   This amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – December 31, 2009

Note 1 – Organization
W.P. Stewart & Co. Growth Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to earn capital gains for shareholders.

The Fund is the accounting and performance successor to the W.P. Stewart & Co. Growth Fund, Inc. (the “Predecessor Fund”).  On November 30, 2009, the Fund acquired substantially all the assets and assumed the liabilities of the Predecessor Fund pursuant to an agreement and plan of reorganization in exchange for shares of the Fund.  The Predecessor Fund commenced investment operations on February 28, 1994.

Note 2 –Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

(d) Distributions to Shareholders
The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – December 31, 2009
Continued

(e) Accounting Standards
In June 2006, FASB released “Accounting for Uncertainty in Income Taxes” (the “Income Tax Statement”). The Income Tax Statement addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken or expected to be taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination.  The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of December 31, 2009. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2009.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2006-2009) and has concluded that no provision for income tax is required in the Fund’s financial statements.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with W.P. Stewart & Co., Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.49% of the Fund's average daily net assets through December 31, 2010.

For the year ended December 31, 2009, the Advisor reimbursed expenses of $307,916 and will not seek reimbursement from the Fund for these expenses.

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMBFS also serves as the Fund’s transfer agent and UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Fund’s custodian.  For the period January 1, 2009 through November 30, 2009, ALPS Distributors, Inc. served as the Predecessor Fund’s distributor and State Street Bank and Trust Company served as the Predecessor Fund’s administrator.

An affiliated company of the Advisor provided brokerage services for the Fund.  For the year ended December 31, 2009, the Advisor’s affiliate earned $0 in commissions as broker on trades of portfolio securities.  In addition, $2,268 was paid by the Fund to the affiliate for execution-related services provided and charged by unrelated third parties.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  Each Independent Trustee as defined under the Investment Company Act of 1940 receives $5,000 from the Trust for each meeting attended, except that the Chairperson receives $6,000 for each meeting attended.  The Audit Committee chairman receives an additional $500 for each Audit Committee meeting attended.  Formerly, each of the directors who were not an “interested person” of the Predecessor Fund or the Advisor as defined under the Investment Company Act of 1940 (the “Independent Directors”) was entitled to be paid by the Predecessor Fund a fee of $1,875 for each meeting that he or she attended of the Predecessor Fund's Board of Directors and each meeting of any committee of the Board of Directors that he or she attended.  The Chairman of the Audit Committee and the Lead Independent Director received an additional $1,875 per annum.  For the period January 1, 2009 through November 30, 2009, the Predecessor Fund paid a total of $56,250 to the Independent Directors for their services.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees paid for CCO services for the period from December 1, 2009, through December 31, 2009, are reported on the Statement of Operations.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – December 31, 2009
Continued

Note 4 – Federal Income Taxes
At December 31, 2009, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$19,007,649

Gross unrealized appreciation	3,117,198
Gross unrealized depreciation	(276,324)
Net unrealized appreciation	$2,840,874

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$41,323
Undistributed long-term capital gains	-
Accumulated earnings	41,323
Accumulated capital and other losses	(5,698,659)
Unrealized appreciation	2,840,874
Total accumulated earnings/(deficit)	$(2,816,462)

The tax character of distributions paid during the fiscal years ended December 31, 2009 and 2008 were as follows:

Distributions paid from:	2009	2008

Ordinary Income	$-	$270,351
Net long term capital gains	-	1,710,132
Total taxable distributions	-	1,980,483
Total distributions paid	$-	$1,980,483

As of December 31, 2009, the Fund had a capital loss carry forward of $5,606,914, of which $809,613 expires on December 31, 2016 and $4,797,301 expires on December 31, 2017.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first day of the Fund's next taxable year.  As of December 31, 2009, the Fund had $91,745 of post-October capital losses which are deferred until January 1, 2010 for tax purposes.

Note 5 - Investment Transactions
For the year ended December 31, 2009, purchases and sales of investments, excluding short-term investments, were $10,738,436 and $24,241,973, respectively.

Note 6 – Reorganization
On December 1, 2009, the Fund acquired substantially all the assets and liabilities of the Predecessor Fund in exchange for shares of the Fund.  The acquisition was accounted for as a tax-free exchange of 195,272 shares of the Fund for the net assets of the Predecessor Fund which amounted to $27,145,641 including $2,222,135 of unrealized appreciation, after the close of business on November 30, 2009.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

W.P. Stewart & Co. Growth Fund
NOTES TO FINANCIAL STATEMENTS – December 31, 2009
Continued

Note 8 – Fair Value Measurements and Disclosure
In September 2006, FASB issued Fair Value Measurements and Disclosures effective for financial statements issued for interim and annual periods beginning after November 15, 2007.  Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock[1]	$21,848,523	$-	$-	$21,848,523
Short-term Investments	-	-	-	-
Total Investments in Securities	21,848,523	-	-	21,848,523
Other Financial Instruments	-	-	-	-
Totals	$21,848,523	$-	$-	$21,848,523

1 All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

Note 9 – Derivatives and Hedging Disclosure:
In June 2009, FASB issued Derivatives and Hedging effective for financial statements issued for interim and annual periods ending after November 15, 2008. Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund did not hold any securities requiring disclosure.

Note 10 – Events Subsequent to the Fiscal Period End:
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  In addition, an entity is required to disclose the date through which subsequent events have been evaluated. Management has evaluated the Fund’s related events and transactions that occurred subsequent to December 31, 2009, through February 24, 2010, the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of W.P. Stewart & Co. Growth Fund

We have audited the accompanying statement of assets and liabilities of the W.P. Stewart & Co. Growth Fund (the “Fund”), a series of Investment Managers Series Trust, including the portfolio of investments, as of December 31, 2009, and the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended.   These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.   The statement of changes in net assets for the year ended December 31, 2008 and financial highlights for each of the four years in the period then ended have been audited by other auditors, whose report dated February 25, 2009 expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of W.P. Stewart & Co. Growth Fund as of December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 24, 2010

W.P. Stewart & Co. Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At an in-person meeting held on September 23-24, 2009, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) with W.P. Stewart & Co., Inc. (“W.P. Stewart”) for the W.P. Stewart & Co. Growth Fund series of the Trust (the “Fund”) for an initial two-year term.  In approving the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that the Advisory Agreement is in the best interests of the Fund’s shareholders.

Background
In advance of the meeting, the Board received information about the Advisory Agreement from W.P. Stewart and from Mutual Fund Administration Corporation and UMB Fund Services, Inc., the Trust’s co-administrators.  In addition, the Independent Trustees received a memorandum from their counsel discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Advisory Agreement. At the meeting, the Board (including the Independent Trustees) asked questions of the representatives of W.P. Stewart and considered their responses before voting on the Advisory Agreement. In addition, before voting the Independent Trustees discussed approval of the Advisory Agreement in a private session at which no representatives of W.P. Stewart were present.

In approving the Advisory Agreement, the Board (including the Independent Trustees) considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Nature, Extent and Quality of Services
The Board and the Independent Trustees considered the overall quality of services expected to be provided to the Fund by W.P. Stewart and discussed the specific responsibilities of W.P. Stewart under the Advisory Agreement.  In addition, the Board (including the Independent Trustees) considered information regarding the resources that W.P. Stewart would commit to managing the Fund, including information about the personnel that would be involved in managing the Fund’s investments.   Among other things, the Board noted that the Fund had undergone a change of portfolio managers in March 2009, and that the new portfolio manager had been with W.P. Stewart in other capacities for over 9 years.

The Board (including the Independent Trustees) also considered a report from W.P. Stewart on its operations, policies and procedures, which included information about its codes of ethics, its brokerage arrangements on behalf of the Fund, and plans for marketing the Fund.  The Board and the Independent Trustees also recognized that the Fund’s predecessor had been in operation since 1994, with W.P. Stewart as its advisor. Accordingly, the Board and the Independent Trustees concluded that the Fund would be likely to benefit from continuity in its advisory relationship.   The Board and the Independent Trustees determined that the nature, extent and quality of the services to be provided by W.P. Stewart were satisfactory.

Advisory Fees and Expense Ratio
The Board and the Independent Trustees reviewed a comparison of the Fund’s proposed management fee to the current advisory fees of other funds in the Fund’s peer group.  In addition, they reviewed a comparison of the Fund’s estimated expenses to the current expenses of other funds in its peer group. In assessing this information, the Board (including the Independent Trustees) noted, among other things, that the proposed advisory fees to be paid by the Fund were slightly higher than the average for its peer group.

The Board also reviewed a comparison of the fees proposed to be paid by the Fund to the fees paid by other similar accounts managed by W.P. Stewart and noted that the Fund’s fees were within the range of the fees paid by those other accounts at certain asset levels.   The Board also noted the small size of the Fund’s assets and considered that W.P. Stewart had proposed to enter into a contractual expense limitation agreement with the Fund.  The Board and the Independent Trustees determined that the fees and expenses for the Fund were reasonable in light of the nature, extent and quality of the services to be provided by W.P. Stewart.

W.P. Stewart & Co. Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Estimated Profitability of Advisory Agreement to W.P. Stewart
The Board and the Independent Trustees reviewed information about the estimated expenses to be incurred by W.P. Stewart in providing services to the Fund.  In addition, the Board and the Independent Trustees considered information provided by W.P. Stewart concerning its expected profitability from the Advisory Agreement and information about W.P. Stewart’s profitability from its relationship with the Fund’s predecessor. Based on the information provided, the Board and the Independent Trustees determined that the estimated profitability of the Advisory Agreement to W.P. Stewart was reasonable in light of the nature, extent and quality of services expected to be provided to the Fund.

Economies of Scale and Other Benefits to the Investment Adviser
The Board and the Independent Trustees noted that, initially, the Fund’s asset levels would likely be too low to achieve significant economies of scale. As a result, the Board and the Independent Trustees concluded that the matter of such economies, and the extent to which the Fund’s fee levels reflect those economies for the benefit of Fund investors, would be reviewed in the future as Fund assets grow.  In addition, the Board considered other potential benefits to W.P. Stewart that could arise from its relationship with the Fund.

Performance of Predecessor Fund
The Board and the Independent Trustees considered information regarding the performance of the Fund’s predecessor. The Board noted that the investment results for the Fund’s predecessor had been strong compared to its peer group for the three-years, five-years and ten-years ended July 31, 2009, and that it had received a four-star rating from Morningstar in the category of fund performance.  Accordingly, the Board and the Independent Trustees determined that W.P. Stewart would provide the Fund with a reasonable potential for favorable investment results.

Based on these and other factors, the Board and the Independent Trustees concluded that the Advisory Agreement is in the bests interests of the Fund’s shareholders and, accordingly, approved the Advisory Agreement for an initial two-year term.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-888-881-8803.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

W.P. Stewart & Co. Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
“Non-Interested” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-present).	13	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	13	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	13	None.
Interested Trustees:
John P. Zader [a] † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	13	None.
Eric M. Banhazl[b]† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006); Partner, The Wadsworth Group, a mutual fund administration and consulting services provider (1990 – 2001).	13	None.
Officers of the Trust
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, The Wadsworth Group, a mutual fund administration and consulting services provider (1994 – 2001).
		N/A	N/A

W.P. Stewart & Co. Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joy Ausili[b] (born 1966) Secretary and Assistant Treasurer	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, The Wadsworth Group, a mutual fund administration and consulting services provider (1997 – 2001).

			N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).

			N/A	N/A
Todd Cipperman[b] (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.

b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 150 South Warner Road, Suite 140, King of Prussia, PA 19406.

c	Trustees and officers serve until their successors have been duly elected.

†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Investment Advisor
W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, New York  10022

Independent Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California  90071-3106

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

FUND INFORMATION

	TICKER	CUSIP
W.P. Stewart & Co. Growth Fund	WPSGX	461 418 790

Privacy Principles of the Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 881-8803 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 881-8803 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090 or by calling the Fund at (888) 881-8803.

Householding Mailing
To reduce expenses, the Trust may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (888) 881-8803 (or contact your financial institution).  The Fund will begin sending you individual copies thirty days after receiving your request.

W.P. Stewart & Co. Growth Fund
P.O. Box 2175
Milwaukee, Wisconsin 53201
Toll Free: 1-888-881-8803

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-626-914-4141.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2009	FYE 12/31/2008
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2009	FYE 12/31/2008
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2009	FYE 12/31/2008
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	March 10, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	March 10, 2010

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	March 10, 2010